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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Brian L. Halla, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.


                SIGNATURE                                        DATE
                ---------                                        ----


 /s/     BRIAN L. HALLA                                   September 23, 1999
----------------------------------------
         Brian L. Halla


 /s/     GARY P. ARNOLD                                   September 23, 1999
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         Gary P. Arnold


 /s/     ROBERT J. FRANKENBERG                            September 23, 1999
----------------------------------------
         Robert J. Frankenberg


 /s/     E. FLOYD KVAMME                                  September 23, 1999
----------------------------------------
         E. Floyd Kvamme


 /s/     MODESTO A. MAIDIQUE                              September 23, 1999
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         Modesto A. Maidique


 /s/     EDWARD R. MCCRACKEN                              September 23, 1999
----------------------------------------
         Edward R. McCracken


 /s/     DONALD E. WEEDEN                                 September 23, 1999
----------------------------------------
         Donald E. Weeden


                                       8

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 /s/     DONALD MACLEOD                                   September 23, 1999
----------------------------------------
         Donald Macleod


 /s/     LEWIS CHEW                                       September 23, 1999
----------------------------------------
         Lewis Chew


                                       9